                                                                  EXHIBIT 10.40


                             SUBSCRIPTION AGREEMENT


THE INVESTOR IS REQUIRED TO MARK BOXES TO INDICATE WHICH REPRESENTATIONS AND WARRANTIES IT IS MAKING UNDER PART 1 HEREOF.


Ladies and Gentlemen:

         By executing this Subscription Agreement, the undersigned (the "Investor") hereby irrevocably subscribes for the number of series A preferred shares (the "Series A Preferred Shares") of Oasis Group, Inc., a private Georgia Corporation, (the "Company") listed on the signature page hereto.

         As consideration for the Series A Preferred Shares the Subscriber has agreed to assign those certain contracts for the purchase and sale of the real estate described in the attached Exhibit A and referred to as Route 66, Athens, Townsend, Wisconsin-Dell, Plum Creek, Joe Creek, Watts Bar and I-75 I-40. Pursuant to this agreement, the Subscriber will be entitled to receive a portion of the total shares set forth on the signature page hereto upon the closing of each property referred to above at the following rate:

            CLOSING                     % VALUATION                    SHARES ACCRUED
         --------------                 -----------                    --------------
            Route 66                       7.01%                            560,573
             Athens                       21.02%                          1,681,719
            Townsend                       2.34%                            186,858
         Wisconsin-Dell                   26.46%                          2,117,098
           Plum Creek                      1.71%                            137,029
           Joe Creek                       2.92%                            233,572
           Watts Bar                      33.09%                          2,647,150
           I75 & I40                       5.45%                            436,001

         This Subscription Agreement shall not be valid and binding on the Company unless and until accepted by the Company.

         The Investor understands that the Shares may be acquired hereunder only by investors who are able to make all required representations and warranties under Part I and Part II below.

                         REPRESENTATIONS AND WARRANTIES

         The Investor makes representations and warranties in this Subscription Agreement in order to permit the Company to determine the suitability of the Shares as an investment for the Investor and to determine the availability of the exemptions relied upon by the Company from registration under Section 5 of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act").

PART I:  REPRESENTATIONS AS TO ACCREDITED INVESTOR STATUS

         TO ESTABLISH THAT THE INVESTOR IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a) PROMULGATED UNDER THE SECURITIES ACT, THE INVESTOR MUST MARK AT LEAST ONE BOX BELOW, THEREBY MAKING THE REPRESENTATION SET FORTH BESIDE THE MARKED BOX.

[ ] The Investor is a natural person whose individual net worth, or joint net worth with that person's spouse, at the time of the Investor's purchase exceeds $1,000,000.

[ ] The Investor is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

[ ] The Investor is a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or any other institution as defined in Section 3(a)(5)(A) of the Securities Act.

[ ] The Investor is a broker dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934, as amended.

[ ] The Investor is an insurance company as defined in Section(2)(13) of the Securities Act.

[ ] The Investor is an investment company registered under the Investment Company Act or a business development company as defined in Section 2(a)(48) of that Act.

[ ] The Investor is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958, as amended.

[ ] The Investor is a plan established and maintained by a state within the United States, one or more political subdivisions of such a state, or any agency or instrumentality of such a state or its political subdivisions, for the benefit of its employees, with total assets in excess of $5,000,000.


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


[ ] The Investor is an employee benefit plan within the meaning of the U.S. employee Retirement Income Security Act of 1974, as amended ("ERISA"), (i) the investment decision for which is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor or (ii) which has total assets in excess of $5,000,000 or (iii) which is a self-directed plan with investment decisions made solely by persons that are Accredited Investors.

[ ]      The Investor is a private business development company as defined in
         Section 202(a)(22) of the U.S. Investment Advisers Act of 1940.

[ ] The Investor is an organization that is described in Section 501(c)(3) of the U.S. Internal Revenue Code of 1986, as amended, a corporation, a Massachusetts or similar business trust, or a partnership, in any case that was not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000.

[X] The Investor is a director or executive officer (as defined in Rule 502(f) promulgated under the Securities Act) of the Company.

[ ] The Investor is a trust with total assets of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) promulgated under the Securities Act.

[ ] The Investor is an entity in which all of the equity owners are Accredited Investors.

PART II. ADDITIONAL REPRESENTATIONS

THE INVESTOR, BY SIGNING THIS SUBSCRIPTION AGREEMENT, WILL BE DEEMED TO HAVE MADE ALL REPRESENTATIONS AND WARRANTIES CONTAINED IN PARAGRAPHS 1 THROUGH 10 BELOW.

         1. The Investor acknowledges that: (a) the Investor has been provided with information concerning the company and has had an opportunity to ask questions and to obtain such additional information concerning the Company as the Investor deems necessary in connection with the Investor's acquisition of interests in the Company; (b) information with respect to existing business and historical operating results of the Company and estimates and projections as to future operations involve significant subjective judgment and analysis, which may or may not be correct; (c) the Company cannot, and does not, make any representation or warranty as to the accuracy of the information concerning the past or future results of the Company.

         2. The Investor has sought such accounting, legal and tax advice as the Investor considered necessary to make an informed investment decision. The Investor is experienced in investment and business matters (or has been advised by an investment advisor who is so experienced), and is aware of and can afford the risks of making such an investment, including the risk of losing the Investor's entire investment.

         3. The Shares subscribed for herein will be acquired solely by and for the account of the Investor for investment and are not being purchased for resale or distribution. The Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Shares (or any portion thereof or interest therein) for which the Investor hereby subscribes, and the investor has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement. The financial condition of the Investor is such that the Investor has no need for liquidity with respect to the Investor's investment in the Shares and no need to dispose of any portion of the Shares to satisfy any existing or contemplated undertaking or


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


indebtedness; and the overall commitment by the Investor to investments which are not readily marketable is not disproportionate to the Investor's net worth and will not become excessive as a result of investment in the Shares.

         4. The Investor understands that the Company has no obligation or intention to register the Shares under any U.S. federal or state securities act or law or the securities act or law of any other jurisdiction.

         5. The Investor understands, represents, warrants and agrees that the Investor's Shares are not transferable, that the Investor will not, directly or indirectly, sell, assign, convey, hypothecate or otherwise transfer the Investor's Shares (or any portion thereof or interest therein) except in accordance with Securities Act of 1933 and other applicable state securities laws and that violation of the foregoing will cause such transfer to be void and need not be recognized by the Company.

         6. The Investor warrants that the Investor has knowledge and experience in financial, investment and business matters and that the Investor is capable of evaluating the merits and risks of an investment in the Shares.

         7. The Investor has relied solely upon his own independent investigations in making the decision to purchase the Shares subscribed for herein.

         8.       The Investor expressly acknowledges that:

                  (a) No federal, state or other governmental agency has passed upon the adequacy or accuracy or the information concerning the Company or made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Shares as an investment.

                  (b) The Investor is not dependent upon a current cash return with respect to the Investor's investment in the Shares, and the Investor understands that distributions are not required to be made and that returns on an investment in the Shares may not be realized for years.

                  (c) The Shares are being offered and sold to prospective purchasers directly, and neither the Company nor any person acting on behalf of the Company has offered to sell the Shares to the Investor by means of any form of general solicitation or advertising, such as media advertising or public seminars.

         9. The Investor (i) if an individual, is at least 21 years of age; (ii) if a partnership, is comprised of partners all of whom are at least 21 years of age; and (iii) if a corporation, partnership, trust or other like entity, is authorized and otherwise duly qualified to purchase and hold the Shares. The Investor has duly authorized, executed and delivered this Subscription Agreement and understands that the Company is not obligated to accept this Subscription Agreement and that this Subscription shall be valid and binding on the Company only upon acceptance by the Company. The Investor understands that if this Subscription Agreement is accepted and executed by the Company, the Investor will constitute a valid and legally binding obligation of the Investor and the Company.

         10. The Investor certifies under penalties of perjury that (i) the Investor's taxpayer identification number (social security number for an individual Investor) as set forth on the signature page hereof is correct; (ii) the Investor's home address (in the case of an individual) or office address (in the case of an entity) as set forth on the signature page hereof is correct; and (iii) the Investor is not subject to backup withholding either because the Investor has not been notified by the Internal Revenue Service ("IRS") that the Investor is subject to backup withholding as a result of a failure to report all interest or dividends, or because the Investor has been notified by the IRS that the Investor is no longer subject to backup withholding.

                                 MISCELLANEOUS

         1. Successors and Assigns. Upon acceptance by the Company, this Subscription Agreement, and all of the obligations of the Investor hereunder, and all of the representations and warranties by the Investor herein, shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the Investor.


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


         2. Governing Law. This Subscription Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Georgia.

         3. Indemnification. The Investor agrees to indemnify the Company, its officers and managers for any and all claims or losses (including attorneys' fees) incurred by them as a result of the incorrectness of the Investor's representations and warranties contained herein, including but not limited to, claims arising under federal and state securities laws and common law claims.


                  [Remainder of page intentionally left blank]


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


                               SIGNATURE PAGE TO
              SERIES A PREFERRED STOCK SUBSCRIPTION AGREEMENT FOR
                                RONALD A. POTTS

Executed at         Atlanta             ,       GA         this    27th    day
            ----------------------------  ----------------      ----------
                       CITY            STATE

of        June                   , 2002.
  ------------------------------


                                    THE INVESTOR:

                                    Ronald A. Potts
                                    -------------------------------------------
                                    Please print or type legal name of Investor as it should appear on stock certificate and in stockholder records

                                    By: /s/ Ronald A. Potts
                                       ----------------------------------------
                                    Sign here

                                    Its:
                                        ---------------------------------------
                                    If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                                    Number of Shares of Series A Preferred
                                       Stock Subscribed for: 8,000,000

                                    Total Consideration: Real Property Contract referred to in Exhibit A.

                                    Taxpayer I.D. Number or Social Security
                                    Number:
                                           ------------------------------------

                                    Print or type address, telephone number and fax number preferred for stockholder communications:

                                    Address:
                                            -----------------------------------

                                    -------------------------------------------

                                    -------------------------------------------

                                    Telephone:
                                              ---------------------------------
                                    Fax:
                                        ---------------------------------------

Accepted this 27th day of    June       , 2002
             -----      ----------------

By: /s/ Peggy A. Evans
   -------------------------------------
Title: Chief Financial Officer
      ----------------------------------


-------------------------------------------------------------------------------

* If the Investor is a corporation, trust, partnership, or other entity, please attach a copy of the resolutions, trust instrument, partnership agreement or similar document (or in lieu thereof, an opinion of counsel) showing the corporation, trust, partnership or other entity has authority to purchase the Shares and showing that the signatory above may act on its behalf in making this investment.


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


                                   EXHIBIT A

         Assignment and agreement regarding real estate referred to as Route 66. Assignment and agreement regarding real estate referred to as Athens. Assignment and agreement regarding real estate referred to as Townsend. Assignment and agreement regarding real estate referred to as
                  Wisconsin-Dell.
         Assignment and agreement regarding real estate referred to as Plum
                  Creek.
         Assignment and agreement regarding real estate referred to as Joe
                  Creek.
         Assignment and agreement regarding real estate referred to as Watts
                  Bar.
         Assignment and agreement regarding real estate referred to as I75 I40.


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